Exhibit 99.1

FOR IMMEDIATE RELEASE

Digi International Board of Directors Confirms Rejection of

Unsolicited, Non-Binding Proposal from Belden Inc.

(Minneapolis, MN, November 13, 2016) – Digi International® Inc. (NASDAQ: DGII) (“Digi” or the “Company”), the M2M solutions expert, today confirmed that it received an unsolicited, conditional and non-binding proposal from Belden Inc. (NYSE: BDC) to acquire the Company for $13.82 per share in cash. After careful evaluation and in consultation with its independent financial and legal advisors, the Digi Board of Directors unanimously rejected the proposal on November 8 and again on November 11, 2016, determining that the proposal significantly undervalues Digi and its future growth prospects and is not in the best interest of the Company and its shareholders.

The Digi Board and management are confident in Digi’s standalone prospects and believe that the Company is solidly positioned to create significant value for Digi shareholders. Digi has been successfully executing on its strategy to simplify and scale its strong core business while focusing on three key priorities to drive growth. These priorities include maintaining a consistently profitable business model, generating top line revenue growth, and building a hardware-enabled solutions business.

The Digi Board and management are actively expanding their strategic focus to driving sustainable and profitable growth. The Board is confident that the continued successful execution of Digi’s strategy will capture significant opportunity and deliver enhanced value for the Company’s shareholders.

Stephens Inc. is serving as financial advisor to Digi and Faegre Baker Daniels LLP is serving as its legal counsel.

About Digi International

Digi International (NASDAQ: DGII) is the M2M solutions expert, combining products and services as end-to-end solutions to drive business efficiencies. Digi provides the industry’s broadest range of wireless products, a cloud computing platform tailored for devices and development services to help customers get to market fast with wireless devices and applications. Digi’s entire solution set is tailored to allow any device to communicate with any application, anywhere in the world. For more information, visit Digi’s website at www.digi.com, or call 877-912-3444 (U.S.) or 952-912-3444 (International).

Forward-Looking Statements

This press release contains forward-looking statements that are based on management’s current expectations and assumptions. These statements often can be identified by the use of forward-looking terminology such as “anticipate,” “believe,” “estimate,” “looking forward,” “may,” “will,” “expect,” “plan,” “project,” “should,” or “continue” or the negative thereof or other variations thereon or similar terminology. Among other items, these statements relate to expectations of the business environment in which the company operates, projections of future performance, perceived marketplace opportunities and statements regarding our mission and vision. Such statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions. Among others, these include risks related to the highly competitive market in which our company operates, rapid changes in technologies that may displace products sold by us, declining prices of networking products, our reliance on distributors and other third parties to sell our products, delays in product development efforts, uncertainty in user acceptance of our products, the ability to integrate our products and services with those of other parties in a commercially accepted manner, potential liabilities that can arise if any of our products have design or manufacturing defects, our ability to defend or settle satisfactorily any litigation, uncertainty in global economic conditions and economic conditions within particular regions of the world which could negatively affect product demand and the financial solvency of customers and suppliers, the impact of natural disasters and other events beyond our control that could negatively impact our supply chain and customers, potential unintended consequences associated with restructuring or other similar business initiatives that may impact our ability to retain important employees, the ability to achieve the anticipated benefits and synergies associated with acquisitions or divestitures, and changes in our level of revenue or profitability which can fluctuate for many reasons beyond our control. These and other risks, uncertainties and assumptions identified from time to time in our filings with the United States Securities and Exchange Commission, including without limitation, our annual report on Form 10-K for the year ended September 30, 2015 and subsequent quarterly reports on Form 10-Q and other filings, could cause the company’s future results to differ materially from those expressed in any forward-looking statements made by us or on our behalf. Many of such factors are beyond our ability to control or predict. These forward-looking statements speak only as of the date for which they are made. We disclaim any intent or obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Investor Contact:

Mike Goergen

Senior Vice President, Chief Financial Officer and Treasurer

Digi International

952-912-3737

Email: mike.goergen@digi.com

Media Contact:

Matt Sherman / Michael Freitag / Aaron Palash

Joele Frank, Wilkinson Brimmer Katcher

212-355-4449